                                                                      EXHIBIT 10

                              AMENDED AND RESTATED
                         EXECUTIVE EMPLOYMENT AGREEMENT


THIS AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (this "Agreement") is entered into as of the 23 day of September, 1999, by and between Integrated Orthopaedics Inc., a Texas corporation (the "Company"), and J. Rodney Seay (the "Executive").

WHEREAS, the Company and the Executive executed an Executive Employment Agreement dated as of May 3, 1999 (the "Original Agreement"); and

WHEREAS, the Company and the Executive desire to amend and restate the Original Agreement as herein set forth;

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Prior Agreement. Upon execution of this Amended and Restated Executive Employment Agreement, the Original Agreement hereby is terminated and shall be of no further force and effect.

2. Employment. The Company hereby agrees to continue to employ, at will, the Executive, and the Executive hereby agrees to continue to be employed exclusively by the Company, for a period commencing on May 3, 1999 (the "Commencement Date") and ending upon , February 29, 2000. After February 29, 2000 this agreement shall renew on the first day of each month until it is terminated under Section 6 hereof (the "Employment Period").

3. Position and Duties. The Executive, during the Employment Period, shall continue to serve as Senior Vice President - Chief Development Officer shall report to the Chief Executive Officer and shall have such powers and duties as may from time to time be prescribed by the Chief Executive Officer so long as such duties are consistent with the Executive's position on the date hereof. The Executive shall devote substantially all of his working time and efforts to the business and affairs of the Company, shall perform his duties hereunder diligently and in a prudent and businesslike manner, and shall act in the best interest of the Company.

4. Compensation and Benefits:

     (a) Base Salary. From the May 3, 1999 to September 30, 1999, the Executive shall receive an annual base salary ("Base Salary") of $150,000. From October 1, 1999 and during the remainder of the Employment Period (subject to Section 6 (c) hereof), the Executive shall receive an annual base ("Base Salary") salary of $163,000. Base Salary is subject to annual review by the Compensation Committee of the Board of Directors (the "Compensation Committee"). The Base Salary may be increased, but not decreased, during the Employment Period upon recommendation of the Compensation Committee and approval by the Board of Directors, which recommendation and approval may be withheld at the sole discretion of the Compensation Committee and the Board of Directors, respectively. The Base Salary shall be payable in installments in accordance with the Company's customary payroll practices, currently twice per month.

     (b) Commissions. In addition to the Base Salary, the Executive shall continue to be eligible to receive sales commissions, calculated per the terms of the Company commission plan as determined by recommendation of the Compensation Committee and approval by the Board of Directors. Commissions will initially be calculated as a percentage (the "Commission Rate" multiplied by the first year cash contributions (EBITDA) from all sources of business obtained by the Company





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          effective after the hire date. The initial Commission Rate will be 5%.
          On September 30, 2000 the Commission Rate will be reduced from 5% to 3.5%. In the case of ancillary services and start up operations, the one year commission period will begin upon commencement of any operations that begin rendering services within 24 months of the first signed contract with the relevant physician group.

          Until September 30, 2000, commissions for non-ancillary services will be paid within 30 days of deal closing based on estimated first year cash contribution multiplied by the Commission Rate. Beginning October 1, 2000 for non-ancillary and immediately for all ancillary services, commission will be determined on a "trailing" basis, calculated as five percent (5%) of actual EBITDA from the previous calendar month of operations. Except as set forth above, commissions earned during the employment period will be paid monthly, during the term of employment for up to twelve months and after termination under contract termination provisions Section 6 (a) and (c) and (e). In the event that Executive's employment was terminated under termination provisions 6 (b) and (d), commission payments will cease as of the termination date.

          The Executive shall be entitled to receive a cash draw against unearned commissions in the amount of $2,083.33 per calendar month, to be applied against future commissions earned under the Company commission plan. In the event the Executive's employment hereunder is terminated for whatever reason, the Executive shall on the effective date of such termination immediately repay to the Company any amounts previously drawn that have not then been earned under the Company commission plan (the "Unearned Commissions"). The Executive agrees that the Company may deduct from any amounts that the Company would otherwise owe to the Executive pursuant to the terms of this Agreement the full amount of the Unearned Commissions, with the Executive remaining liable for any amounts thereof not so offset.

     (c) Stock Option Eligibility; Amended Options. In addition to the 125,000 stock options previously granted, the Executive shall receive an additional grant of one hundred twenty five thousand (125,000) company stock options effective on the date of execution of this agreement. The exercise price for these stock options shall be the closing price of the Company's common stock on date this Agreement is signed. At December 31, 1999 this exercise price will be adjusted downward, but not upward, to the lowest average share price, calculated over a 10 business day period ending no later than December 31, 1999.

          Options with respect to 25,000 shares of this new option grant will vest immediately. Options with respect to 50,000 shares of this new option grant will vest with respect to 2,500 shares at the end of each calendar quarter during a five-year period beginning on the date hereof, with the first such vesting occurring on September 30, 1999. Options with respect to the final 50,000 shares of this new option grant will vest with respect to 2,500 shares at the end of each calendar quarter during a five-year period beginning on the date hereof, with the first such vesting occurring on September 30, 2000, provided that certain performance criteria, as hereinafter set forth, have been met. The first measurement period shall be the period October 1, 1999 - September 30, 2000. If the aggregate commissions earned by the Executive during such period equal or exceed $60,000, options with respect to 10,000 shares shall vest on September 30, 2000. If the aggregate commissions paid/owed by the Company to the Executive during such period are less than $40,000, no options shall vest with respect to such period. If the aggregate commissions paid/owed during such period equal or exceed $40,000 but are less than $60,000, options for such period shall vest pro rata, e.g., if commissions paid/owed equal $50,000, options with respect to 5,000 shares shall vest.

          For the four remaining years of the vesting period, the remaining 40,000 options shall vest based upon the attainment of budgeted EBITDA hurdles as determined by the Compensation Committee and the Board of Directors from time to time. The options with respect to the initial 125,000 shares granted prior to the date hereof hereby are amended to conform to the provisions of this Section 4(c).



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          The unvested portion of the additional 125,000 stock options granted to Executive as of the date of this agreement will immediately vest upon any change of control of the Company. During the Employment Period, and for the remainder of the period the Executive is employed, the Executive shall be eligible to receive additional stock option grants, including annual performance stock option grants, pursuant to the Company's stock option plans in effect from time to time, all at the discretion of the Compensation Committee and the Board of Directors

          In the event of a change of control of the Company 33% of the Executive's unvested options will immediately vest.

     (d) Fringe Benefits. During the Employment Period, the Executive shall continue to be eligible to participate in such retirement, profit sharing and pension plans and life and other insurance programs, as well as other benefit programs, which are available to senior executive officers of the Company, subject to the Company's policies with respect to all of such benefits or insurance programs or plan; provided, however, that except as expressly set forth herein, the Company shall not be obligated to institute or maintain any particular benefit or insurance program or plan or aspect thereof. The Company will continue to pay the full cost of family coverage for health and dental insurance premiums excluding any "out of network" cost incurred by the Executive. The Company will also pay the cost of Executives long and short term disability coverage for up to 60% of Executive's base salary and provide a new $1 million term life insurance policy.

5. Expenses. Upon submission of properly documented expense account reports, the Company shall reimburse the Executive for all reasonable travel, entertainment and work-related expenses incurred by the Executive in connection with the performance of his duties as Senior Vice President, subject to and in accordance with the expense and reimbursement policies that may be adopted by the Company from time to time. Expenses will be reimbursed weekly, upon receipt of acceptable documentation.

6. Termination. This Agreement shall terminate immediately pursuant to any one or more of the following provisions:

     (a) Death or Disability. This Agreement shall terminate automatically upon the death or total disability of Executive. For purposes of the Agreement, "total disability" shall be deemed to have occurred if Executive shall have been unable to perform his duties hereunder for a period of three (3) consecutive months or for any sixty (60) working days out of any period of six (6) consecutive months Upon such termination for death or total disability, the Company shall pay to the Executive or his estate, heirs or legal representative, as the case may be, all compensation of the Executive accrued but unpaid in respect to periods ending on or prior to such termination and the Company shall have no further obligations to pay the Executive or his estate, heirs or legal representative any other compensation or provide any other benefits pursuant to this Agreement. Unpaid commissions will continue to be paid per the terms outlined in Section 4 (b).

     (b) Termination for Cause. The Company may terminate this Agreement for Cause upon ten (10) days written notice to the Executive. For purposes of this Agreement, "Cause" shall be deemed in include (i) material acts of fraud, dishonesty or deceit, (ii) competition with the Company or its subsidiaries, (iii) unauthorized use of any of the Company's or its subsidiaries' trade secrets or Confidential Information, (iv) conviction of a felony involving moral turpitude, (v) any material violation of any other material duty to the Company or its shareholders imposed by law or the Board of Directors, or (vi) any material breach of Executive's representations, covenants, duties and responsibilities hereunder. Upon such termination for Cause, the Company shall pay to the Executive, as soon as practicable after such termination, all compensation of the Executive accrued but unpaid in respect of periods ending on or prior to such termination and the Company shall have no further obligations to pay the Executive any other compensation or provide any other benefits pursuant to this Agreement.


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     (c)  Termination Without Cause. The Company may terminate this Agreement without Cause upon 30 days' written notice to Executive. Upon such termination without Cause, the Company shall pay to the Executive, as soon as practical after such termination, all compensation of the Executive accrued but unpaid in respect of periods ending on or prior to such termination. In addition, if a notice of termination without Cause is delivered to the Executive following the inception of employment of a new Chief Executive Officer of the Company, the Company shall continue to pay the Executive the Base Salary in accordance with the Company's customary payroll practices for a period, calculated from the effective date of such termination, equal to the greater of (i) the remainder of the Employment period or (ii) 90 calendar days. In addition, unpaid commissions will continue to be paid per the terms outlined in Section 4 (b). Upon the effective date of any such termination, the Executive will receive immediate accelerated vesting of options previously granted with respect to an additional 25,000 shares. The Executive shall have six months after such termination to exercise any vested stock options. All vested stock options that are not exercised within such six month period shall be forfeited and cancelled.

     (d) Termination by Executive. The Executive may terminate this Agreement upon thirty (30) days' written notice to the Company. Upon termination by the Executive, the Company shall pay to the Executive, as soon as practicable after such termination, all compensation of the Executive accrued but unpaid in respect of periods ending on or prior to such termination and the Company shall have no further obligations to pay the Executive any other compensation or provide any other benefits pursuant to this Agreement.

     (e) Constructive Termination. Any change in Executive's title, general responsibilities and authority, or work location, without Executive's prior consent, will constitute "constructive termination". Upon such termination, the Company shall pay to the Executive, as soon as practical after such termination, all compensation of the Executive accrued but unpaid in respect of periods ending on or prior to such termination. In addition, if such termination occurs following the inception of employment of a new Chief Executive Officer of the Company, the Company shall continue to pay the Executive the Base Salary in accordance with the Company's customary payroll practices for a period, calculated from the effective date of such termination, equal to the greater of (i) the remainder of the Employment period or
          (ii) 90 calendar days. In addition, unpaid commissions will continue to be paid per the terms outlined in Section 4 (b). Upon the effective date of any such termination, the Executive will receive immediate accelerated vesting of options previously granted with respect to an additional 25,000 shares. The Executive shall have six months after such termination to exercise any vested stock options. All vested stock options that are not exercised within such six-month period shall be forfeited and cancelled.

7. Representations by the Executive. The Executive hereby represents and warrants to the Company that (a) the Executive's execution and delivery of this Agreement and his performance of his duties and obligations hereunder will not conflict with, cause a breach or default under, or give any party a right to damages under (or to terminate) any other agreement to which the Executive is a party or by which he is bound, and (b) there are no restrictions, agreements or understanding that would make unlawful the Executive's execution or delivery of this Agreement or the performance of his obligations hereunder.

8. Confidentiality.

     (a) Non-Disclosure Obligation. During the Employment Period or at any time thereafter, irrespective of the time, manner or cause of the termination of this Agreement, the Executive will not directly or indirectly reveal, divulge, disclose or communicate to any person or entity, other than authorized officers, directors, and employees of the Company, in any manner whatsoever, any Confidential Information (as hereinafter defined) without the prior written consent of the Company.



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     (b)  Definition. As used herein, "Confidential Information" means information disclosed to or known by the Executive as a direct or indirect consequence of his employment hereunder about the Company or its subsidiaries or their respective businesses, products and practices which information is not generally known in the business in which the Company or its subsidiaries, as the case may be, is or may be engaged. However, Confidential Information shall not include under any circumstances any information with respect to the foregoing matters which is (i) available to the public from a source other than the Executive or persons who are not under similar obligations of confidentiality to the Company and who are not parties to this Agreement, (ii) required to be disclosed by any court process or any government or agency or department of any government, or (iii) the subject of a written waiver executed by the Company for the benefit of the executive.

     (c) Return of Property. Upon termination of this Agreement, the Executive will surrender to the Company all Confidential Information, including without limitation, all lists, charts, schedules, reports, financial statements, books and records of the Company and its subsidiaries, and all copies thereof, and all other property belonging to the Company.

9. Non-Competition.

     (a) Term and Scope. Subject to the other provisions of this Section 9, from and after the date hereof until the date which is one year after the expiration of this Agreement in accordance with the terms hereof (the "Non-competition Term"), without the prior written consent of the Board of Directors of the Company, the Executive shall not directly or indirectly participate as a stockholder, proprietor, partner, trustee, consultant, employee, director, officer, lender, or investor in any corporation, business or professional enterprise that provides management services to medical practices within the musculoskeletal specialty during the Non-competition Term with the Company or any of its subsidiaries, in each case within a thirty mile radius of (i) any location in which the Company or its subsidiaries presently conducts business or (ii) any location in which the Company or its subsidiaries, during the Non-competition Term, (x) has initiated business acquisition or affiliation discussions with physician groups,
          (y) has expressed a bona fide interest to conduct business or (z) conducts business.

     (b) Exception. Nothing contained herein shall limit the right of the Executive to hold and make investments in securities of any corporation or limited partnership that is registered on a national securities exchange or admitted to trading privileges there on or actively traded in a generally recognized over-the-counter market, provided the Executive's equity interest therein does not exceed 5% of the total outstanding shares or interest in such corporation or partnership.

     (c) Extension for Noncompliance. If, during any period within the Noncompetition Term, the Executive is not in compliance with the terms of this Section 9, the Company shall be entitled to, among other remedies, compliance by the Executive with the terms of this Section 9 for an additional period equal to the period of such noncompliance.

     (d) Reasonableness. The Executive hereby acknowledges that the geographic boundaries, scope of prohibited activities and the time duration of the provisions of this Section 9 are reasonable and are not broader than are necessary to protect the legitimate business interests of the Company.

10. Non-Solicitation and Non-Interference. During the Noncompetition Term, the Executive shall not, directly or indirectly, (a) solicit the employment of any current or future employee of the Company without the prior written consent of the Board of Directors of the Company, (b) request, induce or attempt to influence any employee of the Company to terminate his or her employment with the Company, or (c) request, induce or attempt to influence any supplier, customer, patient or client of the Company to terminate his, her or its relationship with the Company.


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11. Injunctive Relief. The Executive acknowledges that the breach of any of the agreements contained herein, including, without limitation, any of the confidentiality, Noncompetition and non-solicitation covenants specified in
Section 7 through 10, may give rise to irreparable injury to the Company, inadequately compensable in money damages. Accordingly, the Company shall be entitled to injunctive relief to prevent or cure breaches or threatened breached of the provisions of this Agreement and to enforce specific performance of the terms and provisions hereof in any court of competent jurisdiction, in addition to any other legal or equitable remedies which may be available. The Executive waives any requirements for the posting of a bond in connection with the issuance of such an injunction necessary for the protection of the Company's legitimate business interests and are reasonable in scope and content.

12. Assignment. This Agreement will be binding upon the parties hereto and their respective successors and permitted assignees. Because the Executive's duties and services hereunder are special, personal and unique in nature, the Executive may not transfer, sell or otherwise assign his rights, obligations or benefits under this Agreement (and any attempt to do so will be void).

13. Headings. The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way affect, limit or amplify the provisions hereof.

14. Notices. All notices and other communications required or permitted hereunder must be in writing and (a) delivered personally, (b) sent by telefacsimile, (c) delivered by a nationally recognized overnight courier service, or (d) sent by registered or certified mail, postage prepaid, as follows:

         (i)      If to the Company, to:

                  Integrated Orthopaedics, Inc.
                  5858 Westheimer, Suite 500
                  Houston, Texas 77057
                  Facsimile No.: (713) 339-2858
                  Attention:  Chief Executive Officer

         (ii)     To the Executive, to:

                                       J. Rodney Seay
                                       141 Kings Crest Lane
                                       Pelham, AL 35124

All notices and other communications required or permitted under this Agreement that are addressed as provided in this Section 14 will (x) if delivered personally or by overnight courier service, be deemed given upon delivery; (y) if delivered by telefacsimile or similar facsimile transmission, be deemed given when electronically confirmed, and (z) if sent by registered or certified mail, be deemed given when received. Any party from time to time may change its address for the purpose of notices to that party by giving a similar notice specifying a new address, but no such notice will be deemed to have been given until it is actually received by the party sought to be charges with the contents thereof.

15. Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement; the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. In lieu of each such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

16. Entire Agreement: Amendments. This Agreement contains the entire agreement of the



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parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof. This Agreement may be amended in whole or in part only by an instrument in writing setting forth the particulars of such amendment and duly executed by an executive officer of the Company and by the Executive.

17. Waiver. No delay or omission by any party hereto to exercise any right or power hereunder shall impair such right or power or be construed as a waiver thereof. A waiver by any party of any of the covenants to be performed by any other party or any breach thereof shall not be construed to be a waiver of any succeeding breach or of any other covenant herein contained. Except as otherwise expressly set forth herein, all remedies provided for in this Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to any party at law, in equity or otherwise.

18. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same agreement.

19. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Texas, without regard to conflict of law principles thereof.

IN WITNESS THEREOF, the Company and the Executive have executed this Agreement as of the date first above written.


COMPANY:
INTEGRATED ORTHOPAEDICS, INC.


                                       By:
                                          -------------------------------------
                                       Name:
                                       Title:


                                       EXECUTIVE:

                                       By:
                                          -------------------------------------
                                       Name: J. Rodney Seay




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                              AMENDED AND RESTATED
                         EXECUTIVE EMPLOYMENT AGREEMENT


THIS AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (this "Agreement") is entered into as of the 23 day of September, 1999, by and between Integrated Orthopaedics Inc., a Texas corporation (the "Company"), and Douglas P. Badertscher (the "Executive").

WHEREAS, the Company and the Executive executed an Executive Employment Agreement dated as of May 3, 1999 (the "Original Agreement"); and

WHEREAS, the Company and the Executive desire to amend and restate the Original Agreement as herein set forth;

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Prior Agreement. Upon execution of this Amended and Restated Executive Employment Agreement, the Original Agreement hereby is terminated and shall be of no further force and effect.

2 . Employment. The Company hereby agrees to continue to employ, at will, the Executive, and the Executive hereby agrees to continue to be employed exclusively by the Company, for a period commencing on May 3, 1999 (the "Commencement Date") and ending upon , February 29, 2000. After February 29, 2000 this agreement shall renew on the first day of each month until it is terminated under Section 6 hereof (the "Employment Period").

3. Position and Duties. The Executive, during the Employment Period, shall continue to serve as Senior Vice President - Chief Operating Officer shall report to the Chief Executive Officer and shall have such powers and duties as may from time to time be prescribed by the Chief Executive Officer so long as such duties are consistent with the Executive's position on the date hereof. The Executive shall devote substantially all of his working time and efforts to the business and affairs of the Company, shall perform his duties hereunder diligently and in a prudent and businesslike manner, and shall act in the best interest of the Company.

4. Compensation and Benefits:

     (a) Base Salary. From the May 3, 1999 to September 30, 1999, the Executive shall receive an annual base salary ("Base Salary") of $150,000. From October 1, 1999 and during the remainder of the Employment Period (subject to Section 6 (c) hereof), the Executive shall receive an annual base ("Base Salary") salary of $163,000. Base Salary is subject to annual review by the Compensation Committee of the Board of Directors (the "Compensation Committee"). The Base Salary may be increased, but not decreased, during the Employment Period upon recommendation of the Compensation Committee and approval by the Board of Directors, which recommendation and approval may be withheld at the sole discretion of the Compensation Committee and the Board of Directors, respectively. The Base Salary shall be payable in installments in accordance with the Company's customary payroll practices, currently twice per month.

     (b) Commissions. In addition to the Base Salary, the Executive shall continue to be eligible to receive sales commissions, calculated per the terms of the Company commission plan as determined by recommendation of the Compensation Committee and approval by the Board of Directors. Commissions will initially be calculated as a percentage (the "Commission Rate" multiplied by the first year cash contributions (EBITDA) from all sources of business obtained by the Company


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          effective after the hire date. The initial Commission Rate will be 5%.
          On September 30, 2000 the Commission Rate will be reduced from 5% to 3.5%. In the case of ancillary services and start up operations, the one year commission period will begin upon commencement of any operations that begin rendering services within 24 months of the first signed contract with the relevant physician group.

          Until September 30, 2000, commissions for non-ancillary services will be paid within 30 days of deal closing based on estimated first year cash contribution multiplied by the Commission Rate. Beginning October 1, 2000 for non-ancillary and immediately for all ancillary services, commission will be determined on a "trailing" basis, calculated as five percent (5%) of actual EBITDA from the previous calendar month of operations. Except as set forth above, commissions earned during the employment period will be paid monthly, during the term of employment for up to twelve months and after termination under contract termination provisions Section 6 (a) and (c) and (e). In the event that Executive's employment was terminated under termination provisions 6 (b) and (d), commission payments will cease as of the termination date.

          The Executive shall be entitled to receive a cash draw against unearned commissions in the amount of $2,083.33 per calendar month, to be applied against future commissions earned under the Company commission plan. In the event the Executive's employment hereunder is terminated for whatever reason, the Executive shall on the effective date of such termination immediately repay to the Company any amounts previously drawn that have not then been earned under the Company commission plan (the "Unearned Commissions"). The Executive agrees that the Company may deduct from any amounts that the Company would otherwise owe to the Executive pursuant to the terms of this Agreement the full amount of the Unearned Commissions, with the Executive remaining liable for any amounts thereof not so offset.

     (c) Stock Option Eligibility; Amended Options. In addition to the 125,000 stock options previously granted, the Executive shall receive an additional grant of one hundred twenty five thousand (125,000) company stock options effective on the date of execution of this agreement. The exercise price for these stock options shall be the closing price of the Company's common stock on date this Agreement is signed. At December 31, 1999 this exercise price will be adjusted downward, but not upward, to the lowest average share price, calculated over a 10 business day period ending no later than December 31, 1999.

          Options with respect to 25,000 shares of this new option grant will vest immediately. Options with respect to 50,000 shares of this new option grant will vest with respect to 2,500 shares at the end of each calendar quarter during a five-year period beginning on the date hereof, with the first such vesting occurring on September 30, 1999. Options with respect to the final 50,000 shares of this new option grant will vest with respect to 2,500 shares at the end of each calendar quarter during a five-year period beginning on the date hereof, with the first such vesting occurring on September 30, 2000, provided that certain performance criteria, as hereinafter set forth, have been met. The first measurement period shall be the period October 1, 1999 - September 30, 2000. If the aggregate commissions earned by the Executive during such period equal or exceed $60,000, options with respect to 10,000 shares shall vest on September 30, 2000. If the aggregate commissions paid/owed by the Company to the Executive during such period are less than $40,000, no options shall vest with respect to such period. If the aggregate commissions paid/owed during such period equal or exceed $40,000 but are less than $60,000, options for such period shall vest pro rata, e.g., if commissions paid/owed equal $50,000, options with respect to 5,000 shares shall vest.

          For the four remaining years of the vesting period, the remaining 40,000 options shall vest based upon the attainment of budgeted EBITDA hurdles as determined by the Compensation Committee and the Board of Directors from time to time. The options with respect to the initial 125,000 shares granted prior to the date hereof hereby are amended to conform to the provisions of this Section 4(c).


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

          The unvested portion of the additional 125,000 stock options granted to Executive as of the date of this agreement will immediately vest upon any change of control of the Company. During the Employment Period, and for the remainder of the period the Executive is employed, the Executive shall be eligible to receive additional stock option grants, including annual performance stock option grants, pursuant to the Company's stock option plans in effect from time to time, all at the discretion of the Compensation Committee and the Board of Directors

          In the event of a change of control of the Company 33% of the Executive's unvested options will immediately vest.

     (d) Fringe Benefits. During the Employment Period, the Executive shall continue to be eligible to participate in such retirement, profit sharing and pension plans and life and other insurance programs, as well as other benefit programs, which are available to senior executive officers of the Company, subject to the Company's policies with respect to all of such benefits or insurance programs or plan; provided, however, that except as expressly set forth herein, the Company shall not be obligated to institute or maintain any particular benefit or insurance program or plan or aspect thereof. The Company will continue to pay the full cost of family coverage for health and dental insurance premiums excluding any "out of network" cost incurred by the Executive. The Company will also pay the cost of Executives long and short term disability coverage for up to 60% of Executive's base salary and provide a new $1 million term life insurance policy.

5. Expenses. Upon submission of properly documented expense account reports, the Company shall reimburse the Executive for all reasonable travel, entertainment and work-related expenses incurred by the Executive in connection with the performance of his duties as Senior Vice President, subject to and in accordance with the expense and reimbursement policies that may be adopted by the Company from time to time. Expenses will be reimbursed weekly, upon receipt of acceptable documentation.

6. Termination. This Agreement shall terminate immediately pursuant to any one or more of the following provisions:

     (a) Death or Disability. This Agreement shall terminate automatically upon the death or total disability of Executive. For purposes of the Agreement, "total disability" shall be deemed to have occurred if Executive shall have been unable to perform his duties hereunder for a period of three (3) consecutive months or for any sixty (60) working days out of any period of six (6) consecutive months Upon such termination for death or total disability, the Company shall pay to the Executive or his estate, heirs or legal representative, as the case may be, all compensation of the Executive accrued but unpaid in respect to periods ending on or prior to such termination and the Company shall have no further obligations to pay the Executive or his estate, heirs or legal representative any other compensation or provide any other benefits pursuant to this Agreement. Unpaid commissions will continue to be paid per the terms outlined in Section 4 (b).

     (b) Termination for Cause. The Company may terminate this Agreement for Cause upon ten (10) days written notice to the Executive. For purposes of this Agreement, "Cause" shall be deemed in include (i) material acts of fraud, dishonesty or deceit, (ii) competition with the Company or its subsidiaries, (iii) unauthorized use of any of the Company's or its subsidiaries' trade secrets or Confidential Information, (iv) conviction of a felony involving moral turpitude, (v) any material violation of any other material duty to the Company or its shareholders imposed by law or the Board of Directors, or (vi) any material breach of Executive's representations, covenants, duties and responsibilities hereunder. Upon such termination for Cause, the Company shall pay to the Executive, as soon as practicable after such termination, all compensation of the Executive accrued but unpaid in respect of periods ending on or prior to such termination and the Company shall have no further obligations to pay the Executive any other compensation or provide any other benefits pursuant to this Agreement.


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

     (c) Termination Without Cause. The Company may terminate this Agreement without Cause upon 30 days' written notice to Executive. Upon such termination without Cause, the Company shall pay to the Executive, as soon as practical after such termination, all compensation of the Executive accrued but unpaid in respect of periods ending on or prior to such termination. In addition, if a notice of termination without Cause is delivered to the Executive following the inception of employment of a new Chief Executive Officer of the Company, the Company shall continue to pay the Executive the Base Salary in accordance with the Company's customary payroll practices for a period, calculated from the effective date of such termination, equal to the greater of (i) the remainder of the Employment period or (ii) 90 calendar days. In addition, unpaid commissions will continue to be paid per the terms outlined in Section 4 (b). Upon the effective date of any such termination, the Executive will receive immediate accelerated vesting of options previously granted with respect to an additional 25,000 shares. The Executive shall have six months after such termination to exercise any vested stock options. All vested stock options that are not exercised within such six month period shall be forfeited and cancelled.

     (d) Termination by Executive. The Executive may terminate this Agreement upon thirty (30) days' written notice to the Company. Upon termination by the Executive, the Company shall pay to the Executive, as soon as practicable after such termination, all compensation of the Executive accrued but unpaid in respect of periods ending on or prior to such termination and the Company shall have no further obligations to pay the Executive any other compensation or provide any other benefits pursuant to this Agreement.

     (e) Constructive Termination. Any change in Executive's title, general responsibilities and authority, or work location, without Executive's prior consent, will constitute "constructive termination". Upon such termination, the Company shall pay to the Executive, as soon as practical after such termination, all compensation of the Executive accrued but unpaid in respect of periods ending on or prior to such termination. In addition, if such termination occurs following the inception of employment of a new Chief Executive Officer of the Company, the Company shall continue to pay the Executive the Base Salary in accordance with the Company's customary payroll practices for a period, calculated from the effective date of such termination, equal to the greater of (i) the remainder of the Employment period or
          (ii) 90 calendar days. In addition, unpaid commissions will continue to be paid per the terms outlined in Section 4 (b). Upon the effective date of any such termination, the Executive will receive immediate accelerated vesting of options previously granted with respect to an additional 25,000 shares. The Executive shall have six months after such termination to exercise any vested stock options. All vested stock options that are not exercised within such six-month period shall be forfeited and cancelled.

7. Representations by the Executive. The Executive hereby represents and warrants to the Company that (a) the Executive's execution and delivery of this Agreement and his performance of his duties and obligations hereunder will not conflict with, cause a breach or default under, or give any party a right to damages under (or to terminate) any other agreement to which the Executive is a party or by which he is bound, and (b) there are no restrictions, agreements or understanding that would make unlawful the Executive's execution or delivery of this Agreement or the performance of his obligations hereunder.

8. Confidentiality.

     (a) Non-Disclosure Obligation. During the Employment Period or at any time thereafter, irrespective of the time, manner or cause of the termination of this Agreement, the Executive will not directly or indirectly reveal, divulge, disclose or communicate to any person or entity, other than authorized officers, directors, and employees of the Company, in any manner whatsoever, any Confidential Information (as hereinafter defined) without the prior written consent of the Company.


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

     (b) Definition. As used herein, "Confidential Information" means information disclosed to or known by the Executive as a direct or indirect consequence of his employment hereunder about the Company or its subsidiaries or their respective businesses, products and practices which information is not generally known in the business in which the Company or its subsidiaries, as the case may be, is or may be engaged. However, Confidential Information shall not include under any circumstances any information with respect to the foregoing matters which is (i) available to the public from a source other than the Executive or persons who are not under similar obligations of confidentiality to the Company and who are not parties to this Agreement, (ii) required to be disclosed by any court process or any government or agency or department of any government, or (iii) the subject of a written waiver executed by the Company for the benefit of the executive.

     (c) Return of Property. Upon termination of this Agreement, the Executive will surrender to the Company all Confidential Information, including without limitation, all lists, charts, schedules, reports, financial statements, books and records of the Company and its subsidiaries, and all copies thereof, and all other property belonging to the Company.

9. Non-Competition.

     (a) Term and Scope. Subject to the other provisions of this Section 9, from and after the date hereof until the date which is one year after the expiration of this Agreement in accordance with the terms hereof (the "Non-competition Term"), without the prior written consent of the Board of Directors of the Company, the Executive shall not directly or indirectly participate as a stockholder, proprietor, partner, trustee, consultant, employee, director, officer, lender, or investor in any corporation, business or professional enterprise that provides management services to medical practices within the musculoskeletal specialty during the Non-competition Term with the Company or any of its subsidiaries, in each case within a thirty mile radius of (i) any location in which the Company or its subsidiaries presently conducts business or (ii) any location in which the Company or its subsidiaries, during the Non-competition Term, (x) has initiated business acquisition or affiliation discussions with physician groups,
          (y) has expressed a bona fide interest to conduct business or (z) conducts business.

     (b) Exception. Nothing contained herein shall limit the right of the Executive to hold and make investments in securities of any corporation or limited partnership that is registered on a national securities exchange or admitted to trading privileges there on or actively traded in a generally recognized over-the-counter market, provided the Executive's equity interest therein does not exceed 5% of the total outstanding shares or interest in such corporation or partnership.

     (c) Extension for Noncompliance. If, during any period within the Noncompetition Term, the Executive is not in compliance with the terms of this Section 9, the Company shall be entitled to, among other remedies, compliance by the Executive with the terms of this Section 9 for an additional period equal to the period of such noncompliance.

     (d) Reasonableness. The Executive hereby acknowledges that the geographic boundaries, scope of prohibited activities and the time duration of the provisions of this Section 9 are reasonable and are not broader than are necessary to protect the legitimate business interests of the Company.

10. Non-Solicitation and Non-Interference. During the Noncompetition Term, the Executive shall not, directly or indirectly, (a) solicit the employment of any current or future employee of the Company without the prior written consent of the Board of Directors of the Company, (b) request, induce or attempt to influence any employee of the Company to terminate his or her employment with the Company, or (c) request, induce or attempt to influence any supplier, customer, patient or client of the Company to terminate his, her or its relationship with the Company.


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

11. Injunctive Relief. The Executive acknowledges that the breach of any of the agreements contained herein, including, without limitation, any of the confidentiality, Noncompetition and non-solicitation covenants specified in
Section 7 through 10, may give rise to irreparable injury to the Company, inadequately compensable in money damages. Accordingly, the Company shall be entitled to injunctive relief to prevent or cure breaches or threatened breached of the provisions of this Agreement and to enforce specific performance of the terms and provisions hereof in any court of competent jurisdiction, in addition to any other legal or equitable remedies which may be available. The Executive waives any requirements for the posting of a bond in connection with the issuance of such an injunction necessary for the protection of the Company's legitimate business interests and are reasonable in scope and content.

12. Assignment. This Agreement will be binding upon the parties hereto and their respective successors and permitted assignees. Because the Executive's duties and services hereunder are special, personal and unique in nature, the Executive may not transfer, sell or otherwise assign his rights, obligations or benefits under this Agreement (and any attempt to do so will be void).

13. Headings. The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way affect, limit or amplify the provisions hereof.

14. Notices. All notices and other communications required or permitted hereunder must be in writing and (a) delivered personally, (b) sent by telefacsimile, (c) delivered by a nationally recognized overnight courier service, or (d) sent by registered or certified mail, postage prepaid, as follows:

         (i)      If to the Company, to:

                  Integrated Orthopaedics, Inc.
                  5858 Westheimer, Suite 500
                  Houston, Texas 77057
                  Facsimile No.: (713) 339-2858
                  Attention:  Chief Executive Officer

         (ii)     To the Executive, to:

                  Douglas P. Badertscher
                  208 St. James Park
                  Osprey, FL  34225

All notices and other communications required or permitted under this Agreement that are addressed as provided in this Section 14 will (x) if delivered personally or by overnight courier service, be deemed given upon delivery; (y) if delivered by telefacsimile or similar facsimile transmission, be deemed given when electronically confirmed, and (z) if sent by registered or certified mail, be deemed given when received. Any party from time to time may change its address for the purpose of notices to that party by giving a similar notice specifying a new address, but no such notice will be deemed to have been given until it is actually received by the party sought to be charges with the contents thereof.

15. Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement; the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. In lieu of each such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.



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

16. Entire Agreement: Amendments. This Agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof. This Agreement may be amended in whole or in part only by an instrument in writing setting forth the particulars of such amendment and duly executed by an executive officer of the Company and by the Executive.

17. Waiver. No delay or omission by any party hereto to exercise any right or power hereunder shall impair such right or power or be construed as a waiver thereof. A waiver by any party of any of the covenants to be performed by any other party or any breach thereof shall not be construed to be a waiver of any succeeding breach or of any other covenant herein contained. Except as otherwise expressly set forth herein, all remedies provided for in this Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to any party at law, in equity or otherwise.

18. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same agreement.

19. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Texas, without regard to conflict of law principles thereof.

IN WITNESS THEREOF, the Company and the Executive have executed this Agreement as of the date first above written.


COMPANY:
INTEGRATED ORTHOPAEDICS, INC.


                                       By:
                                          -------------------------------------
                                       Name:    Scott J. Hancock
                                       Title:   Director


                                       EXECUTIVE:

                                       By:
                                          -------------------------------------
                                       Name:    Douglas P. Badertscher





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